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                                                                   Exhibit 10.11

                                 PROMISSORY NOTE

$408,702.60                                                  Seattle, Washington
                                                                October 27, 2000

      FOR VALUE RECEIVED, MICHAEL T. GALGON and GRETL GALGON (collectively, "Borrower"; a reference to "Borrower" shall be construed as a reference to either of them), promises to pay, in lawful money of the United States of America, to the order of AVENUE A, INC., a Washington corporation ("Lender"), at 506 Second Avenue, 9th Floor, Seattle, WA 98104, or such other place either within or without the State of Washington as Lender may designate in writing from time to time, the principal sum of Four Hundred Eight Thousand Seven Hundred Two and 60/100 DOLLARS ($408,702.60), or so much as may be advanced hereunder, payable with interest as provided below. The proceeds of the loan ("Loan") evidenced by this Note are to be advanced under the terms and conditions of the Loan and Pledge Agreement ("Pledge Agreement") between Lender and Borrower dated the same date as this Note.

1.    Definitions

      Except as set forth in this Note, capitalized terms shall have the meanings given them in the Pledge Agreement. For purposes of this Note, the following terms shall have the definitions set forth below:

      "Business Day" means any day, other than Saturday, Sunday or a day on which national banks in Seattle, Washington are authorized or required by law to be closed.

      "Loan Documents" means this Note, the Pledge Agreement, and all related documents.

      "Maturity Date" means the earlier of (i) October 26, 2002, (ii) the date upon which Borrower's employment by Avenue A terminates, or (iii) the date on which Avenue A demands repayment.

2.    Interest

            (a) This Note shall bear interest at the rate of 9% per annum.

            (b) All computations of interest and fees shall be based on a 360-day year for the actual number of days elapsed.

            (c) Notwithstanding any provision contained herein or in the Note, the total liability of Borrower for payment of interest pursuant hereto, including late charges, shall not exceed the maximum amount of interest permitted by applicable law to be charged, collected
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or received from Borrower; and if any payments by Borrower include interest in excess of that maximum amount, Lender shall apply the excess first to reduce the unpaid balance of the Loan, then the excess shall be returned to Borrower.

3.    Payments

      3.1   Time and Place of Payments

            (a) Borrower's interest obligations under this Note shall be due upon the Maturity Date, at which time all sums due hereunder shall be paid in full.

            (b) All payments made hereunder shall be delivered to Lender at the address set forth above, or at a different place required by Lender or by any other party who takes this Note by transfer and who is entitled to receive payment ("Holder").

            (c) All sums payable hereunder shall be paid in immediately available United States funds.

            (d) Whenever any payment to be made hereunder or on the Note becomes due and payable on a day that is not a Business Day, such payment may be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest on such payment.

      3.2   Application of Payments

      Payments shall be applied in the following order: (1) to the payment of late charges, if any; (2) to the payment of accrued interest, computed on a 360-day yearly basis and collected for the actual number of days in the month, based on the outstanding principal balance to the due date; (3) at the option of Holder, to the payment of any advances the Holder may have made for taxes, assessments, insurance premiums, or other charges on any property given as security herefor; and (4) to the reduction of the principal balance.

4.    Prepayment

      Borrower shall have the right, at any time, to prepay the whole or any part the principal hereof without prepayment charges. All prepayments shall be credited first upon accrued interest and then upon the last maturing installment of principal. If Borrower makes such a partial prepayment, there will be no changes in the due dates of the monthly payments unless Lender agrees in writing to those changes. When a prepayment is made by Borrower, Borrower will tell Lender in writing that Borrower is doing so.

5.    Security; Loan Documents

      This Note is secured by the Pledge Agreement, pledging the Pledged Shares.
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6.    Events of Default

      The occurrence of either of the following shall constitute an "Event of Default" under this Note: (i) the failure by Borrower to make any payment under this Note upon the date it is due, or (ii) the occurrence of an Event of Default as defined in any of the other Loan Documents.

7.    Remedies; Default Interest

      Upon the occurrence of any Event of Default, Lender may declare the entire principal balance and all accrued interest immediately due and payable. Whether or not Lender exercises such option to accelerate upon the occurrence of any Event of Default, the entire principal balance and all accrued interest under the Loan and all other amounts payable under the Loan Documents shall bear interest from the date of the Event of Default at a default rate equal to 5 percent plus the rate of interest otherwise payable under this Note. Such default interest shall be payable on demand. Lender's failure to exercise any right or remedy shall not be a waiver of the right to exercise the same upon any subsequent Event of Default. The foregoing remedies shall be in addition to all other legal and equitable rights and remedies of Lender.

8.    General

      (a) Waivers. Except as otherwise provided in the Loan Documents, Borrower waives all notices required by law; including without limitation presentment and demand for payment, protest, and notice of demand, protest, dishonor and nonpayment.

      (b) Costs and Attorney's Fees. Upon the occurrence of any Event of Default, Lender shall have the right, at Borrower's expense, to consult an attorney or collection agency, to make any demand, enforce any remedy, or otherwise protect its rights under this Note and the Loan Documents. Borrower hereby promises to pay all costs, fees, and expenses so incurred by Lender, including, without limitation, reasonable attorney fees (with or without arbitration or litigation), arbitration and court costs, collection agency charges, notice expenses and title search expenses, and the failure of the defaulting Borrower to pay the same shall, in itself, constitute a further and additional default. In the event that suit or action or arbitration is instituted by Lender to enforce this Note or any rights under the Loan Documents, Borrower hereby promises to pay, in addition to costs and expenses provided by statute or otherwise, such sums as the court or arbitrator may adjudge reasonable as attorney fees in such proceeding and on any appeals from any judgment or decree entered therein and the reasonable costs and attorney fees for collection of the amount due therein; provided that if either Borrower or Lender institute any action or arbitration under the Loan Documents, the prevailing party in any such action or arbitration shall be entitled to such costs and fees, including attorney fees, as the court or arbitrator may adjudge as reasonable in such proceeding. Borrower further agrees to pay immediately upon demand all costs and expenses of Lender including reasonable attorney fees:
(i) if Lender seeks to have the property securing the Loan abandoned by any estate in bankruptcy; (ii) if Lender attempts to have any
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stay or injunction prohibiting the enforcement or collection of the Note or prohibiting the enforcement of any other Loan Document lifted by any bankruptcy or other court; (iii) if Lender participates in any subsequent proceedings or appeal from any order or judgment entered in any such proceeding; (iv) if Lender deems it appropriate to file a proof of claim or in any other manner participate in any bankruptcy or similar proceedings; or (v) if Lender retains legal counsel in connection with any amendments or modifications to this Note or any other Loan Document.

      (c) Waiver of Jury Trial. BORROWER, AND LENDER BY ITS ACCEPTANCE OF THIS NOTE, HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THE LOAN TRANSACTION CONTEMPLATED BY THE LOAN DOCUMENTS OR THE LENDING RELATIONSHIPS THAT ARE BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Borrower, and Lender by its acceptance of this Note, acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in making and accepting this Note, and that each will continue to rely on this waiver in their related future dealings. Borrower, and Lender by its acceptance of this Note, further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOAN MADE HEREUNDER. In the event of litigation, this agreement may be filed as a written consent to a trial by the court.

      (d) Business Purpose. Borrower warrants and represents that all funds advanced under this Note shall be applied to and are intended solely for business or commercial purposes.

      (e) Governing Law. This Note shall be construed, enforced and otherwise governed by the laws of the State of Washington.

      (f) Forum. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST BORROWER ARISING OUT OF OR RELATING TO THIS NOTE MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF WASHINGTON, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS
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PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE
AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Borrower hereby agrees that service of process sufficient for personal jurisdiction in any action against Borrower in the State of Washington may be made by registered or certified mail, return receipt requested, to Borrower at its address as provided in the Loan Documents, and Borrower hereby acknowledges that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Borrower or Lender to bring proceedings in the courts of any other jurisdiction, or to object thereto.

      (g) Notice. Any notice to Borrower under this Note shall be given as provided in the Pledge Agreement.

      (h) Replacement Note. If this Note is lost, stolen, destroyed or mutilated, Borrower shall execute a replacement note upon the written request of Lender.

      (i) Time of Essence. Time is of the essence for purposes of this Note and the other Loan Documents.

      EXCEPT AS OTHERWISE PROVIDED IN THIS NOTE OR THE OTHER LOAN DOCUMENTS, BORROWER ACKNOWLEDGES LIABILITY FOR PAYMENT OF ALL AMOUNTS OWING UNDER THIS NOTE AND THE OTHER LOAN DOCUMENTS AND AGREES THAT LENDER DOES NOT HAVE TO FORECLOSE THE SECOND LEGAL CHARGE OR ANY OTHER COLLATERAL BEFORE DEMANDING FULL PAYMENT FROM BORROWER.

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      ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR
FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

      IN WITNESS WHEREOF, Borrower executes this Note as of the day and year first above written.

                                    BORROWER:

                                    /s/ Michael T. Galgon
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                                    MICHAEL T. GALGON

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                                    GRETL GALGON